UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 8, 2004
                         BRAZAURO RESOURCES CORPORATION
             (Exact name of Registrant as specified in its charter)

                                BRITISH COLUMBIA
                    (State of incorporation or organization)

                                     0-21968
                            (Commission File Number)

                                   76-0195574
                        (IRS Employer Identification No.)

                  800 BERING, SUITE 208, HOUSTON, TEXAS  77057
                                 (713) 785-1278
   (Address, including zip code, and telephone number, including area code, of
                    Registrant's principal executive offices)

                          JAGUAR RESOURCES CORPORATION
       (Former name, former address and former fiscal year, if applicable)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM  5.03  AMENDMENTS  TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
YEAR.
     Effective September 8, 2004, Jaguar Resources Corporation amended its Articles of Incorporation to change the name of the corporation to Brazauro Resources Corporation (the "Company"). The name change was approved by the Board of Directors of the Company without a vote of the stockholders.


                                    SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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                                                  Brazauro Resources Corporation
Date: September 13, 2004 . . .                   By:       /s/Mark E. Jones, III
                                                 -------------------------------
                                                            Name:  Mark E. Jones
                                                             Title:     Chairman


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